Electronically Filed
9/22/2025 10:44 AM
Steven D. Grierson
CLERK OF THE COURT

NTSO

GARMAN TURNER GORDON LLP
WILLIAM M. NOALL
Nevada Bar No. 3549
Email: wnoall@gtg.legal
DYLAN T. CICILIANO
Nevada Bar No. 12348
Email: dciciliano@gtg.legal
MARGARITA ELIAS
Nevada Bar No. 14867
Email: melias@gtg.legal
7251 Amigo Drive, Suite 210
Las Vegas, Nevada 89119
Tel: (725) 777-3000
Fax: (725) 777-3112
Attorneys for Receiver Paul Strickland

DISTRICT COURT

CLARK COUNTY, NEVADA

WHITE ROCKS (BVI) HOLDINGS INC., *et al*.,

Plaintiffs,

vs.

DAVID REICHMAN, KATHY M. GRIFFIN, FRANK BENINTENDO, DONALD GILBERT, DOES I THROUGH X, INCLUSIVE, and ROE CORPORATIONS I THROUGH X, inclusive,

Defendants,

GLOBAL TECH INDUSTRIES GROUP, INC.,

Nominal Defendant.

CASE NO.: A-24-896359-B
DEPT NO.: XVI

NOTICE OF ENTRY OF STIPULATION AND ORDER

PLEASE TAKE NOTICE that a *Stipulation and Order,* a copy of which is attached hereto, was entered in the above-captioned case on the 22nd day of September 2025.

Dated this 22nd day of September 2025.

GARMAN TURNER GORDON LLP

/s/ William M. Noall
WILLIAM M. NOALL
Nevada Bar No. 3549
DYLAN T. CICILIANO
Nevada Bar No. 12348
MARGARITA ELIAS
Nevada Bar No. 14867
7251 Amigo Drive, Suite 210
Las Vegas, Nevada 89119
Tel: (725) 777-3000
Fax: (725) 777-3112
Attorneys for Receiver Paul Strickland

CERTIFICATE OF SERVICE

I hereby certified that the foregoing **NOTICE OF ENTRY OF STIPULATION AND ORDER** was submitted electronically for filing and/or service with the Eighth Judicial District Court on September 22, 2025. Electronic service of the foregoing document shall be made in accordance with the E-Service List:[1]

CHAD F. CLEMENT
Nevada Bar No. 12192
ALEXANDER K. CALAWAY
Nevada Bar No. 15188
MARQUIS AURBACH
10001 Park Run Drive
Las Vegas, Nevada 89145
Tel: (702) 382-0711
Fax: (702) 382-5816
Email: clement@maclaw.com
acalaway@maclaw.com
Attorneys for Plaintiffs

DAVID A. CARROLL
Nevada Bar No. 7643
ANTHONY J. DIRAIMONDO
Nevada Bar No. 10875
ROBERT E. OPDYKE
Nevada Bar No. 12841
RICE REUTHER SULLIVAN & CARROLL, LLP
3800 Howard Hughes Parkway, Suite 1200
Las Vegas, Nevada 89169
Telephone: (702) 732-9099
Facsimile: (702) 732-7110
Email: dcarroll@rrsc-law.com
adiraimondo@rrsc-law.com
ropdyke@rrsc-law.com
Attorneys for Defendant David Reichman

BRIAN A. HERMAN (*pro hac vice*)
MORGAN, LEWIS, & BOCKIUS LLP
101 Park Avenue
New York, New York 10178-0060
Telephone: (212) 309-6000
Facsimile: (212) 309-6001
Email:brian.herman@morganlewis.com
Attorneys for Defendant David Reichman

TYSON E. HAFEN
Nevada Bar No. 13139
DUANE MORRIS LLP
100 North City Parkway, Suite 1560
Las Vegas, NV 89106
Tel: (702) 868-2600
Email: tehafen@duanemorris.com
Attorneys for Non-Party Justine Reichman

DANIEL R. MCNUTT
Nevada Bar No. 7815
MATTHEW C. WOLF
Nevada Bar No. 10801
MARK D. HESIAK
Nevada Bar No. 12397
MCNUTT LAW FIRM, P.C.11441
Allerton Park Drive, Suite 100
Las Vegas, Nevada 89135
Tel: 702-384-1170
Email: drm@mcnuttlawfirm.com

BRETT O. WHIPPLE
Nevada Bar No. 6168
JUSTICE LAW CENTER
1100 S. Tenth Street
Las Vegas, Nevada 89104
Email: civil@justice-law-center.com
Attorneys for Frank Benintendo

---

[1] Pursuant to Administrative Order 14-2, dated May 9, 2014, service by electronic means is mandatory in the Eighth Judicial District Court. Further, pursuant to EDCR 8.05(a), each party who submits an E-Filed document through the E-Filing System consents to electronic service in accordance with NRCP 5(b)(2)(D); and, pursuant to EDCR 8.05(d), users who register with the electronic filing system are deemed to consent to receive service electronically.

mcw@mcnuttlawfirm.com
mdh@mcnuttlawfirm.com
Attorneys for Defendant Kathy Griffin

And by placing said copy in an envelope, postage fully prepaid, in the U.S. Mail, said envelope addressed to the following:

Donald Gilbert
280 Hillman Avenue
Staten Island, NY 10314

Pro Se Defendant

Richard Hofman
29219 Canwood Street, No. 101
Agoura Hills, CA 91301
Email: Richardh529@gmail.com

Pro Se Plaintiff

/s/ Tonya Binns
An employee of
GARMAN TURNER GORDON LLP

Electronically Filed
09/22/2025 9:43 AM
CLERK OF THE COURT

SAO
GARMAN TURNER GORDON LLP
WILLIAM M. NOALL
Nevada Bar No. 3549
Email: wnoall@gtg.legal
DYLAN T. CICILIANO
Nevada Bar No. 12348
Email: dciciliano@gtg.legal
MARGARITA ELIAS
Nevada Bar No. 14867
Email: melias@gtg.legal
7251 Amigo Drive, Suite 210
Las Vegas, Nevada 89119
Tel: (725) 777-3000
Fax: (725) 777-3112
Attorneys for Receiver Paul Strickland

DISTRICT COURT

CLARK COUNTY, NEVADA

WHITE ROCKS (BVI) HOLDINGS INC., *et al.*, Plaintiffs, vs. DAVID REICHMAN, KATHY M. GRIFFIN, FRANK BENINTENDO, DONALD GILBERT, DOES I THROUGH X, INCLUSIVE, and ROE CORPORATIONS I THROUGH X, inclusive, Defendants, GLOBAL TECH INDUSTRIES GROUP, INC., Nominal Defendant.	CASE NO.: A-24-896359-B DEPT NO.: XVI **STIPULATION AND ORDER** **(NO HEARING REQUESTED)**

Receiver Paul Strickland ("Receiver"), as an equity receiver for Global Tech Industries Inc. ("GTII") and Bronx Family Eyecare ("BFE") Nikolay Bitsenko ("Bitsenko"), Michael Andreyev ("Andreyev"), Dr. Igor Kirzhner (collectively with, BFE, Bitsenko, and Andreyev, "Alleged Creditors"), by and through their counsel, hereby stipulate as follows:

1. On May 5, 2025, the Receiver filed his Motion to (1) Approve Procedure to Administer Claims and Proof of Claim Form, (2) Establish Deadline for Filing Proofs of Claim,

Garman Turner Gordon LLP
Attorneys At Law
7251 Amigo Street, Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

and (3) Permit Notice by Mail and Publication and Incorporated Memorandum of Law (the "Motion").

2. On June 16, 2025, the Court entered the Order Granting in Part and Denying in Part Receiver's Motion to (1) Approve Procedure to Administer Claims and Proof of Claim Form, (2) Establish Deadline for Filing Proofs of Claim, and (3) Permit Notice by Mail and Publication and Incorporated Memorandum of Law (the "Order").

3. In the Order, the deadline for effectuating delivery of a completed Proof of Claim Form on the Receiver asserting claims against the Receivership Estate, is the later of either ninety (90) days from the entry of the Order or seventy-five (75) days from the mailing (and emailing where an email address is available in the GTII records in the possession of the Receiver).

4. The Order was emailed to Bronx Family counsel on July 2, 2025, making the 75th day September 15, 2025 ("Bar Date").

5. The Receiver and Alleged Creditors have reached terms to settle Alleged Creditors' claims and are in the process of reducing those terms into written settlement agreement and releases, which will be subject to this Court's approval.

6. Accordingly, the claims Bar Date is hereby extended solely as to Alleged Creditors for a period of Sixty (60) days from September 15, 2025, to November 14, 2025, to allow the parties to bring the settlement to the Court for approval.

7. This stipulation is not for the purpose of delay.

DATED this 9TH day of September 2025.

GARMAN TURNER GORDON LLP

/s/
WILLIAM M. NOALL
Nevada Bar No. 3549
DYLAN T. CICILIANO
Nevada Bar No. 12348
7251 Amigo Drive, Suite 210
Las Vegas, Nevada 89119

Attorneys for Receiver Paul Strickland

DATED this 9th day of September 2025.

FORCHELLI DEEGAN TERRANA LLP

/s/
ALEXANDER KERZHNER
333 Earle Ovington Blvd., Suite 1010
Uniondale, New York 11553

Attorneys for Alleged Creditors

Garman Turner Gordon LLP
Attorneys At Law
7251 Amigo Street, Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

ORDER

The Court, having reviewed and considered the Stipulation of the parties, and good cause appearing therefore, HEREBY ORDERS as STIPULATED, that Bar Date only as to Alleged Creditors, as defined herein, shall be extended Sixty (60) days to November 15, 2025.

Dated this 22nd day of September, 2025

DISTRICT COURT JUDGE AJ

AA5 5AD EB87 BC41
Timothy C. Williams
District Court Judge

Prepared and submitted by:

GARMAN TURNER GORDON LLP

/s/

WILLIAM M. NOALL
Nevada Bar No. 3549
DYLAN T. CICILIANO
Nevada Bar No. 12348
MARGARITA ELIAS
Nevada Bar No. 14867
7251 Amigo Drive, Suite 210
Las Vegas, Nevada 89119
Tel: (725) 777-3000
Fax: (725) 777-3112
Attorneys for Receiver Paul Strickland

CSERV

DISTRICT COURT
CLARK COUNTY, NEVADA

White Rocks (BVI) Holdings Inc., Plaintiff(s) vs. David Reichman, Defendant(s)	CASE NO: A-24-896359-B DEPT. NO. Department 16

AUTOMATED CERTIFICATE OF SERVICE

This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Stipulation and Order was served via the court's electronic eFile system to all recipients registered for e-Service on the above entitled case as listed below:

Service Date: 9/22/2025

Anthony DiRaimondo	adiraimondo@rrsc-law.com
David Carroll	dcarroll@rrsc-law.com
Dylan Ciciliano	dciciliano@gtg.legal
Chad Clement	cclement@maclaw.com
Cally Hatfield	chatfield@maclaw.com
Tyson Hafen	tehafen@duanemorris.com
Robert Opdyke	ropdyke@rrsc-law.com
Andrea Rosehill	rosehilla@gtlaw.com
Lisa Heller	lah@mcnuttlawfirm.com
Dan McNutt	drm@mcnuttlawfirm.com
Matt Wolf	mcw@mcnuttlawfirm.com

Jeanne Metzger	jeannem@justice-law-center.com
Alexander Calaway	acalaway@maclaw.com
Tonya Binns	tbinns@gtg.legal
Kyle Ewing	ewingk@gtlaw.com
Danielle Charlet	BKnotices@gtg.legal
Stephen Sutro	SHSutro@duanemorris.com
Suzanne Fogarty	srfogarty@duanemorris.com
Janice Reeder	jrreeder@duanemorris.com
Lennie Fraga	lfraga@maclaw.com
Bret Whipple	admin@justice-law-center.com
Karen Tantay	ktantay@rrsc-law.com
Bret Whipple	civil@justice-law-center.com
Mark Hesiak	mdh@mcnuttlawfirm.com
Shelby Harmer	sharmer@gtg.legal
William Noall	wnoall@gtg.legal
Brian Herman	brian.herman@morganlewis.com
Rachel Trontz	rlt@mcnuttlawfirm.com
Margarita Elias	melias@gtg.legal
RICHARD HOFMAN	hofman.r@gmail.com